Exhibit 10.2

Execution Version

CONSENT TO
NOTE PURCHASE AGREEMENT

THIS CONSENT TO NOTE PURCHASE AGREEMENT, dated as of November 8, 2018 (this “Consent”), is entered into by and among ASSERTIO THERAPEUTICS, INC., a Delaware corporation, as successor-in-interest to DEPOMED, INC. (the “Borrower”), the other Credit Parties party hereto, the Purchasers party hereto, and DEERFIELD PRIVATE DESIGN FUND III, L.P., a Delaware limited partnership, as a Purchaser and as collateral agent (in such latter capacity, the “Agent”).

BACKGROUND STATEMENT

A.                                    The Borrower, the Purchasers and the Agent entered into that certain Note Purchase Agreement, dated as of March 12, 2015, as amended by (1) that certain Consent and First Amendment to Note Purchase Agreement, dated as of December 29, 2015, (2) that certain Waiver and Second Amendment to Note Purchase Agreement, dated as of December 4, 2017 (the “Second Amendment”), (3) that certain Waiver, Consent and Third Amendment to Note Purchase Agreement and Partial Release of Security Interest, dated as of August 2, 2018, and (4) that certain Consent to Note Purchase Agreement and Assumption Agreement, dated as of August 14, 2018 (as the same may be amended, modified, restated or otherwise supplemented from time to time, the “Purchase Agreement”), pursuant to which the Borrower issued up to $575,000,000 aggregate principal amount of secured notes to the Purchasers.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B.                                    The Borrower previously entered into that certain Commercialization Agreement, dated as of December 4, 2017, by and between the Borrower and Collegium Pharmaceutical, Inc., a Virginia corporation (“Collegium”), and Collegium NF, LLC, a Delaware limited liability company and wholly-owned subsidiary of Collegium, as amended by that certain Amendment No. 1 to Commercialization Agreement, dated as of January 9, 2018, and that certain Amendment No. 2 to Commercialization Agreement, dated as of August 29, 2018 (the “Commercialization Agreement”), and in connection with the Borrower originally entering into the Commercialization Agreement, the Purchasers agreed to waive certain requirements related thereto under the Purchase Agreement and amend certain provisions of the Purchase Agreement, all as more fully set forth in the Second Amendment.

C.                                    The Borrower wishes to enter into that certain Amendment No. 3 to Commercialization Agreement, in the form provided to Agent’s counsel at 6:54 p.m. (EST) on November 7, 2018 (the “Amendment”), to amend certain provisions of the Commercialization as more fully set forth in the Amendment.

D.                                    Absent a waiver of compliance therefrom and a consent thereto from the Required Purchasers, Section 6.11 of the Purchase Agreement would prohibit the Borrower from amending the Commercialization Agreement in the manner contemplated by the Amendment.

E.                                     The Borrower has requested that the Purchasers consent to the Borrower entering into the Amendment and amending the Commercialization Agreement in accordance with the terms thereof.

F.                                      The Purchasers party hereto, which constitute the Required Purchasers as required by Section 9.10 of the Purchase Agreement, are willing to provide the aforementioned waiver and consent, in each case, in accordance with, and subject to, the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONSENT

1.1                               Subject to the terms and conditions hereof, the Purchasers party hereto, which constitute the Required Purchasers as required by Section 9.10 of the Purchase Agreement, hereby consent to the entry by the Borrower into the Amendment and waive the Borrower’s compliance with Section 6.11 of the Purchase Agreement in connection with the amendments to be effected to the Commercialization Agreement pursuant to the terms of the Amendment.

1.2                               The consent and waiver set forth in Section 1.1 is only with respect to the Amendment substantially in the form provided to the Agent’s counsel at 6:54 p.m. (EST) on November 7, 2018, and the Required Purchasers do not herein consent to, or waive compliance with, any provision of the Purchase Agreement, including with respect to any amendment, modification or supplement of to the Commercialization Agreement or the Amendment to the extent such amendment, modification or supplement could reasonably be expected to adversely affect the Purchasers in any material respect.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

To induce the Purchasers to enter into this Consent, the Borrower hereby represents and warrants to the Agent and the Purchasers as follows:

2.1                               Representations and Warranties.  Both immediately before and after giving effect to this Consent and the transactions contemplated hereby, each of the representations and warranties of each Credit Party contained in the Purchase Agreement and each other Credit Document is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

2.2                               No Default.  Both immediately before and after giving effect to this Consent and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

2.3                               Authorization; Approvals.  The execution, delivery and performance of this Consent and the transactions contemplated hereby (a) are within the corporate or limited liability company authority, as applicable, of each Credit Party, (b) have been duly authorized by all necessary corporate or limited liability company action, as applicable, of each Credit Party, (c) do not and will not contravene any other

Requirement of Law to which any Credit Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Credit Party,  and (d) do not violate or breach any provision of the governing documents of any Credit Party or any agreement or other instrument binding upon any Credit Party. The execution, delivery and performance of this Consent by each Credit Party does not require the approval or consent of, or filing with, any Governmental Authority.

2.4                               Enforceability.  This Consent has been duly executed and delivered by each Credit Party and constitutes each Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles.

2.5                               Material Non-Public Information. As of 8:30 a.m. on the Business Day immediately following the Effective Date, it has publicly disclosed all material, non-public information (if any) provided or made available to any Restricted Purchaser (or any such Restricted Purchaser’s agents or representatives) on or prior to such date by it or any of its respective officers, directors, employees, Affiliates or agents in connection with this Consent, the transactions contemplated by the Amendment or the Commercialization Agreement, or otherwise.

ARTICLE III

EFFECTIVENESS

3.1                               This Consent shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (such date, the “Effective Date”):

(a)                                 The Agent shall have received an executed counterpart of this Consent from each Credit Party and Purchasers constituting each of the Required Purchasers.

(b)                                 The Agent shall have received a fully executed copy of the Amendment with only such amendments and modifications thereto as may have been specifically approved by the Required Purchasers.

(c)                                  Both immediately before and after giving effect to this Consent and the transactions contemplated hereby, each of the representations and warranties contained in this Consent shall be true and correct in all material respects on and as of the Effective Date, with the same effect as if made on and as of such date.

(d)                                 The Required Purchasers shall have received such other documents, agreements, instruments, certificates or other confirmations as the Required Purchasers may reasonably request.

ARTICLE IV

SECURITIES ACT RELATED OBLIGATIONS

On or before 8:00 a.m., New York time, on the Business Day immediately following the Effective Date, the Borrower shall file a Current Report on Form 8-K (a) disclosing (i) the Borrower’s entry into the Amendment and (ii) all other material, non-public information (if any) provided or made available to any Restricted Purchaser (or any such Restricted Purchaser’s agents or representatives) on or prior to such date by Borrower or any of its respective officers, directors, employees, Affiliates or agents in connection with this Consent, the transactions contemplated by the Amendment or the Commercialization Agreement, or otherwise and (b) including the Amendment (including all schedules, exhibits, and annexes thereto) in its entirety without redaction as an exhibit thereto.  After giving effect to the filing required under this ARTICLE IV, the Borrower expressly acknowledges and agrees that no Restricted Purchaser and none of its agents or representatives shall have any duty of trust or confidence with respect to, or a duty not to trade on the basis of, any information provided by Borrower or any of its respective officers, directors, employees, Affiliates or agents in connection with this Consent, the transactions contemplated by the Amendment or the Commercialization Agreement, or otherwise.

ARTICLE V

AFFIRMATION OF OBLIGATIONS

Each of the Credit Parties hereby acknowledges and consents to all of the terms and conditions of this Consent and agrees that this Consent and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations (as applicable) under the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party.  Further, each of the Credit Parties hereby (i) ratifies and confirms its pledge of and grant of a security interest in and Lien on all of its collateral to the Agent made pursuant to the Security Agreement and the other Credit Documents to which it is a party, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien, (ii) confirms and agrees that, after giving effect to this Consent, the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and (iii) represents and warrants to the Agent and the Purchasers that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Consent.  Each of the Credit Parties further waives any defense to its guaranty liability occasioned by this Consent.  This acknowledgement and confirmation by each of the Credit Parties is made and delivered to induce the Agent and the Purchasers to enter into this Consent, and each Credit Party acknowledges that the Agent and the Purchasers would not enter into this Consent in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VI

MISCELLANEOUS

6.1                               Expenses.  Whether or not the Effective Date occurs, the Borrower agrees, on demand, to pay all reasonable out-of-pocket costs and expenses of the Agent and each Purchaser (including, without limitation, reasonable fees and expenses of counsel) in connection with the preparation, negotiation, execution and delivery of this Consent.

6.2                               Effect of Consent.  This Consent is limited as specified herein and shall not constitute or be deemed to constitute an amendment, modification or waiver of, or consent to a departure from, any provision of the Purchase Agreement except as expressly set forth herein.  Nothing herein shall be deemed to entitle the Borrower or any other Credit Party or Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Purchase Agreement or any other Credit Document in similar or different circumstances.  For the avoidance of doubt, this Consent shall be deemed a Credit Document.

6.3                               Governing Law.  This Consent shall be governed by and construed and enforced in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

6.4                               Severability.  To the extent any provision of this Consent is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Consent in any jurisdiction.

6.5                               Successors and Assigns.  This Consent shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

6.6                               Construction.  The headings of the various sections and subsections of this Consent have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

6.7                               Counterparts; Integration.  This Consent may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Consent or any counterpart may be executed and delivered by facsimile or electronic mail, each of which shall be deemed an original. This Consent and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the undersigned Agent, Purchasers, the Borrower and the other Credit Parties have caused this Consent to be duly executed as of the date first above written.

Borrower:

ASSERTIO THERAPEUTICS, INC.

By:	/s/ Arthur Higgins
Name:	Arthur Higgins
Title:	CEO

Other Credit Parties:

DEPO NF SUB, LLC

By:	Depomed, Inc., its sole member

By:	/s/ Arthur Higgins
Name:	Arthur Higgins
Title:	CEO

Agent and Purchasers:

DEERFIELD PRIVATE DESIGN FUND III, L.P., as Collateral Agent and a Purchaser

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PARTNERS, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory